UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                      July 5, 2000                              000-05667
 ------------------------------------------------------   ----------------------
    Date of Report (Date of earliest event reported)      Commission File Number

                              LE@P TECHNOLOGY, INC.
                 (formerly known as "Seal Holdings Corporation")
             (Exact name of registrant as specified in its charter)




                                    Delaware
          -------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

                                   64-0769296
                      -------------------------------------
                     (I.R.S. Employer Identification Number)



                        5601 N. Dixie Highway, Suite 411
                         Fort Lauderdale, Florida 33334
                      -------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (954) 771-1772
                      -------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On July 5, 2000, the Corporation filed an amendment to its Certificate of Incorporation that changed the name of the Corporation from Seal Holdings Corporation to Le@P Technology, Inc. The name change was approved by the Corporation's stockholders at the Corporation's Annual Meeting of Stockholders held on July 5, 2000. In conjunction with the name change, the Company has changed its ticker symbol from SEAH to LPTC.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

99.1     Press Release Announcing Name and Ticker Symbol Change


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          LE@P TECHNOLOGY, INC.



                                 By:      /s/ CECILIO M. RODRIGUEZ
                                          ------------------------------
                                          Cecilio M. Rodriguez
                                          Secretary and Treasurer

Dated: July 19, 2000